ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the “Agreement”), dated January 26, 2018, is by and between Myriad Software Productions, LLC, a North Carolina limited liability company (“Seller”); and, Data443 Risk Mitigation, Inc., a North Carolina corporation (“Buyer”). Buyer desires to purchase, and Seller wishes to sell to Buyer, the Purchased Assets (as defined herein), subject to the terms and conditions set forth below.

WHEREAS, Buyer and Seller are under common ownership and management; and

WHEREAS, both Parties believe it is advantageous for Seller to transfer the Purchased Assets to Buyer for operating purposes; and

NOW THEREFORE, for good and valuable consideration set forth below, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

Article I
Purchase and Sale

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in the assets related to the Seller’s Advertising Media business (such business, the “Purchased Business,” and such assets, the “Purchased Assets”), free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”). The Purchased Assets constitute all of the assets necessary to conduct the Purchased Business in the manner currently conducted by Seller. The Purchased Assets shall include, without limitation, the following relating to the Purchased Business:

(a) all proprietary software, firmware and hardware together with any works in progress, updates, upgrades and improvements;

(b) all assets, rights, tangible and intangible property used in or relating to the Purchased Business, including specifically but without limitation, all patents, patent applications, patents pending, and any rights related thereto;

(c) licenses;

(d) computer equipment, software, data, email addresses and accounts used in the Purchased Business;

(e) such books and records as are necessary to conduct the business of the Purchased Business exactly as it is now being conducted;

(f) internet protocol addresses, trade names, trademarks and service marks, mark registrations and applications, domain name registrations, web sites and related content, images and designs, copyrights, material that is subject to non-copyright protections, trade secrets, proprietary information, know how, technology, technical data, customer lists, client information and related client or user data, intellectual property rights acquired by license or agreement, telephone numbers, and all related goodwill and other rights; and

(g) all documentation related to any of the above.

Section 1.02 No Liabilities. Seller represents below that it has no liabilities. Buyer shall not assume any liabilities or obligations of Seller of any kind, whether known or unknown, contingent, matured or otherwise, whether currently existing or hereinafter created.

Section 1.03 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $1,500,000.00 USD (the “Purchase Price”) which reflects the fact that the Parties are related and under common ownership and control. The Buyer shall pay the Purchase Price to Seller at the Closing (as defined below) as follows:

(a) $50,000 in cash, by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Seller in writing to Buyer;

(b) Buyer’s promissory note in the form attached hereto as Exhibit A (the “Note”); and

(c) 1,200,000,000 shares of Buyer’s common stock, issued in the name of Seller or Seller’s duly designated assignee (the “Shares”).

Section 1.04 Allocation of Purchase Price. Seller and Buyer agree to allocate the Purchase Price among the Purchased Assets for all purposes as agreed by their respective accountants, negotiating in good faith and agree file all tax returns and information reports in a manner consistent with such allocation.

Section 1.05 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all taxes that Buyer may be required to deduct and withhold under any applicable tax law. All such withheld amounts shall be treated as delivered to Seller.

Article II
Closing

Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “Closing Date”) at the offices of Seller, or at such other time and/or place as shall be mutually agreed upon by the Buyer and the Seller. The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. on the Closing Date.

Section 2.02 Closing Deliverables

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a bill of sale in the form of Exhibit B hereto (the “Bill of Sale”) and duly executed by Seller, transferring the Purchased Assets to Buyer;

(ii) an assignment of intellectual property in the form of Exhibit C hereto (the “Intellectual Property Assignment”) and duly executed by Seller, transferring all of Seller’s right, title and interest in and to the Purchased Assets to Buyer;

(iii) a certificate of the Secretary or Assistant Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the board of directors of Seller, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (B) the names and signatures of the officers of Seller authorized to sign this Agreement and the documents to be delivered hereunder;

(iv) an asset list describing in detail all of the Purchased Assets in the form of Exhibit D hereto (the “Asset List”); and

(v) domain name assignment documentation, sublease assignment, other and such other customary instruments of transfer reasonably satisfactory to Buyer, as may be required to give effect to this Agreement.

(b) At the Closing, Buyer shall deliver to Seller:

(i) the 50,000 in cash;

(ii) the signed Note; and

(iii) the Shares.

Article III
Representations and Warranties of Seller

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a limited liability company duly organized under the laws of the state of North Carolina. Seller has full power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller.

Section 3.02 No Conflicts. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the organizational documents or operating agreement of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or the Purchased Assets; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party or to which any of the Purchased Assets are subject; or (d) result in the creation or imposition of any Encumbrance on the Purchased Assets.

Section 3.03 No Consents. No consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby. No consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.04 Title to Purchased Assets. Seller owns and has good title to the Purchased Assets, free and clear of Encumbrances.

Section 3.05 Intellectual Property

(a) “Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) trademarks and service marks, including all applications and registrations and the goodwill connected with the use of and symbolized by the foregoing; (ii) copyrights, including all applications and registrations related to the foregoing; (iii) trade secrets and confidential know-how; (iv) patents and patent applications; (v) internet domain name registrations; and (vi) other intellectual property and related proprietary rights, interests and protections (including all rights to sue and recover and retain damages, costs and attorneys’ fees for past, present and future infringement and any other rights relating to any of the foregoing).

(b) The Purchased Assets include all of the Intellectual Property owned by the Seller that is necessary or desirable for conducting the Purchased Business in the manner it is presently being conducted (“Purchased IP Assets”). Seller owns or has adequate, valid and enforceable rights to use all the Purchased IP Assets, free and clear of all Encumbrances. Seller is not bound by any outstanding judgment, injunction, order or decree restricting the use of the Purchased IP Assets, or restricting the licensing thereof to any person or entity. With respect to any registered Intellectual Property included in the Purchased IP Assets, (i) all such Intellectual Property is valid, subsisting and in full force and effect and (ii) Seller has paid all maintenance fees and made all filings required to maintain Seller’s ownership thereof.

(c) Seller’s prior and current use of the Purchased IP Assets has not and does not infringe, violate, dilute or misappropriate the Intellectual Property of any person or entity and there are no claims pending or threatened by any person or entity with respect to the ownership, validity, enforceability, effectiveness or use of the Purchased IP Assets. No person or entity is infringing, misappropriating, diluting or otherwise violating any of the Purchased IP Assets, and neither Seller nor any affiliate of Seller has made or asserted any claim, demand or notice against any person or entity alleging any such infringement, misappropriation, dilution or other violation.

Section 3.07 Compliance With Laws. Seller has complied, and is now complying, with all applicable federal, state and local laws and regulations applicable to ownership and use of the Purchased Assets.

Section 3.08 Legal Proceedings. There is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or threatened against or by Seller (a) relating to or affecting the Purchased Assets; or (b) that challenges or seeks to prevent the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 3.9 Brokers. No broker, finder or investment banker is entitled to any fee or commission in connection with this Agreement or the transactions contemplated herein.

Section 3.10 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

Article IV
Representations and Warranties of Buyer

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer; Enforceability. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of North Carolina. Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 Investigation. On or prior to the Closing, Buyer will inspect the physical condition of the Purchased Assets. Prior to the Closing, Buyer will have also had the opportunity to investigate the books, records, and the Financial Statements of Seller. As of the Closing, Buyer will be purchasing the Purchased Assets based upon its own independent investigation and evaluation of the Purchased Business and its prospects, and the covenants, representations, and warranties of Seller set forth herein. Buyer is expressly not relying on any oral representations made by Seller with regard to the Purchased Assets or the Business.

Article V
Indemnification

Section 5.01 Survival. All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 5.02 Indemnification By Seller. Subject to the other terms and conditions of this Article V, Seller shall defend, indemnify and hold harmless Buyer, its affiliates and their respective stockholders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements, arising from or relating to:

(a) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or any document to be delivered hereunder; or

(b) any breach or non-fulfilment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement or any document to be delivered hereunder.

Section 5.03 Effect of Investigation. Buyer’s right to indemnification or other remedy based on the representations, warranties, covenants and agreements of Seller contained herein will not be affected by any investigation conducted by Buyer with respect to, or any knowledge acquired by Buyer at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement.

Article VI
Miscellaneous

Section 6.01 Expenses. All costs and expenses incurred in connection with this Agreement and any related transactions shall be the responsibility of the party incurring such amounts.

Section 6.02 Notices. All notices and other communications pursuant to this agreement shall be in writing (including electronically), sent to the below-listed addresses, as updated by the parties, and will be deemed given (a) when received by the addressee (with confirmation of receipt from the deliverer); (b) on the date sent by e-mail with reply confirmation; or (c) on the third day after the date mailed by certified mail (with return receipt).

Notice Addresses:

If to Seller:

1053 E Whitaker Mill Rd #115, Raleigh, NC 27604

jason@classidocs.com

If to Buyer:

1053 E Whitaker Mill Rd #115, Raleigh, NC 27604

jason@data443.com

Section 6.03 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 6.04 Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the documents to be delivered hereunder (including the Exhibits), the statements in the body of this Agreement will control.

Section 6.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 6.06 Amendment, Modification& Waiver. This Agreement may be amended, modified or supplemented, and any provision hereof shall be waived, only by an agreement in writing signed by each party hereto. No delay in exercising any right or remedy hereunder shall be construed as a waiver thereof.

Section 6.07 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. Facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as an original signed copy.

Section 6.08 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such taxes and fees incurred in connection with this Agreement shall be paid by Seller when due. Seller shall, at its own expense, timely file any tax return or other document with respect to such taxes or fees.

The parties hereby agree, as evidence by the signatures below of respective duly-authorized officers.

Myriad Software Productions, LLC

By
Name:	Jason Remillard
Title:	President

Date:

Data443 Risk Mitigation, INC.

By
Name:	Jason Remillard
Title:	CEO
Date:

Exhibits

Exhibit A - Note

Exhibit B - Bill of Sale

Exhibit C – Intellectual Property Assignment

Exhibit D - Asset List